Exhibit 10.13


                           CONTRACT SERVICES AGREEMENT

         THIS AGREEMENT is made and entered into this 29TH, day of JUNE 2000, by and between CHINOOK TECHNOLOGIES CORPORATION (herein referred to as "CHINOOK"), a Washington corporation with its principal place of business at 3808 N. Sullivan Road, Building 10, Spokane, WA 99216, and Kronos / High Voltage Integrated (HVI), (herein referred to as "CUSTOMER") with its principal place of business at 13910 SE 23rd Street, Bellevue, WA 98005, with reference to the following facts:

                                    RECITALS

         A.   CUSTOMER   conducts  high  voltage  air  movement  business  which
requires specialty design services on a continuing basis.

         B. CHINOOK is engaged in the business of custom product design and specialty manufacturing.

         C. CHINOOK agrees to provide the required services to CUSTOMER according to the terms and conditions of this agreement. Such services shall be performed at CHINOOK's above-designated place of business.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the legal sufficiency of which is acknowledged by the parties to this Agreement, CUSTOMER and CHINOOK hereby agree as follows:

1. DESCRIPTION OF WORK
         CHINOOK shall provide contract labor services as may be requested from time to time in project description orders which, as issued and accepted by both parties, shall be incorporated into this agreement.

2. PAYMENT
a. CUSTOMER shall pay for the services provided by CHINOOK according to the attached Quote HVI0500. CUSTOMER shall reimburse CHINOOK for all reasonably necessary material and supplies, as well as other expenses such as travel expenses, telephone calls, supplies and transportation where CUSTOMER has provided prior authorization or where reasonably incurred by CHINOOK in making changes requested by CUSTOMER in the services to be performed in any project description order.
b. Invoices covering services performed and charges incurred by CHINOOK will be issued per the attached payment schedule and are payable according to Quote HVI0500, or if not stated, within thirty (30) days of the invoice date.

3. CHINOOK'S PERSONNEL
a. The personnel assigned by CHINOOK to perform the services described in any project description order hereunder will be qualified to perform the assigned duties. CHINOOK reserves the right to determine which of its personnel shall be assigned to any particular project and to replace or reassign such personnel during a project.

b. CHINOOK assumes  responsibility for its personnel providing services hereunder and will make all deductions required of employers by state, federal, and local laws, including deductions for social security and withholding taxes, and contributions for unemployment compensation funds, and shall maintain worker's compensation and liability insurance for each of them.

4. RELATIONSHIP OF PARTIES
         The parties intend that an independent contractor-employer relationship be created by this contract. Nothing contained in this Agreement shall be construed as creating a joint venture, partnership or employment relationship between the parties hereto. Except as specified herein, neither party shall have the right, power or implied authority to create any obligation or duty, express or implied, on behalf of the other party hereto.

5. DATA SAFEGUARDS
         All written information, submitted by CUSTOMER to CHINOOK in connection with services performed by CHINOOK under this agreement, which is identified as proprietary information, will be safeguarded by CHINOOK to at least the same extent as CHINOOK safeguards like information relating to its own business. If such data is publicly available, is already in CHINOOK's possession or known to it, or is rightfully obtained by CHINOOK from third parties, CHINOOK shall bear no responsibility for its disclosure, inadvertent or otherwise.

6. DURATION
a. The initial term of this contract shall commence on the 29TH day of JUNE, and shall continue in full force and effect until COMPLETED, for a term of _____ (months/years), unless terminated by mutual agreement or by either party for cause by the giving of written notice.
b. In the event of termination, CUSTOMER shall pay for all services performed and disbursements made by CHINOOK to the effective date of termination.

7. LIABILITY OF CHINOOK
a. CHINOOK shall not be liable for any damages caused by delay in rendering performance hereunder arising from any cause beyond the reasonable control of CHINOOK.
b. CHINOOK shall in no event be liable for any incidental, special or consequential damages, unless otherwise expressly agreed to in writing.
c. In no event shall CHINOOK's liability for any services performed hereunder exceed the amount of money paid by CUSTOMER to CHINOOK under the project description order covering such services.

8. TERMS TO BE EXCLUSIVE

      The entire agreement between the parties with respect to the subject matter hereunder is contained in this agreement. In the event CUSTOMER issues a purchase order, memorandum, specifications or other instrument covering the services provided for in this agreement, such purchase order, memorandum, specifications, or instrument is for CUSTOMER's internal purposes only and any and all terms and conditions contained herein, whether printed or written, shall be of no force or effect.

9. WAIVER OR MODIFICATION OF TERMS
         No waiver, alteration, or modification of any of the provisions of this agreement shall be binding unless in writing and signed by a duly authorized representative of CHINOOK and by CUSTOMER.

10. ASSIGNMENT
         Any assignment of this agreement by either party without the written consent of the other shall be void.

11. WRITTEN NOTICE
a. All communications regarding this agreement should be sent to CHINOOK and CUSTOMER at the address set forth above unless the other party is notified in writing to the contrary. Any written notice hereunder shall become effective as of the date of mailing by registered or certified mail and shall be deemed sufficiently given if sent to the addressee at the address stated in this agreement or such other address as may hereafter be specified by notice in writing.

12. GOVERNING LAW
         This Agreement shall be construed and enforced in accordance with the laws of the State of Washington.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

CHINOOK TECHNOLOGIES, INC. DEVELOPER             CUSTOMER

                                                 KRONOS AIR TECHNOLOGIES
----------------------------------------         -------------------------------
By : Ronald G. Stokes, CEO and President
                                                 By :  /s/ ROBERT FUHRIMAN II
                                                       -------------------------

                                                 Its : -------------------------
                                                                  C.O.O.

                              CHINOOK TECHNOLOGIES

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To:          Kronos Air Technologies
             Bothell, Wa
Attn:        Chip Wellington
             Igor Krichtafovitch

Gentlemen,
Here are some concepts drawings for both the TUBE FAN and BERTH FAN. The jpeg's I sent to Chip last night printed out to dark and were unsuitable for faxing. This caused us to produce some quick line drawings. Take a look and remember these are CONCEPT DESIGNS that you requested and still can be changed.

Another issue we need to have closure on is the Design Contract and payment schedule. We appreciate the first payment and look forward to finalizing the contract so we can move forward on the projects. We will keep moving towards creating a drawing package for shipment Thursday but will need the to have all the paperwork in order prior to shipping.

After your return from D.C. we will schedule a design review at Kronos to go over things you want changed or explained. Sound acceptable?

Thank you,
/s/ Greg Somers
Greg Somers
Principal
CHINOOK Technologies, INC














                                                                    CONFIDENTIAL
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3808 N. SULLIVAN RD BLDG 10         SPOKANE, WA 99216               509.921.1443

                                     CHINOOK



                                  TECHNOLOGIES

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PROGRAM MANAGEMENT:
CHINOOK will interface and manage all logistics with tool quoting, vendor selection, and first article of inspection. This will include managing all prototyping and tooling logistics through CHINOOK's established network of vendors, many of which have assisted with past HVI programs.

DELIVERABLES:
              DESIGN:  Modular housing with modular array systems
              TOOLING:  Quoting, Selection, FAI and Tool Acceptance
              MANUFACTURING:     Provide the needed facilities and manufacturing
                                 capabilities  (with a Manufacturing  Agreement)
                                 Provide support through U.L. approval

NRE  TOTAL:                                                           $45,500.00

LEADTIME:  5-6 WEEKS

PROTOTYPES:   TIME AND MATERIAL IN ADDITION TO THE NRE (cost approved,  Purchase
              Order, invoices Net Due upon receipt by Kronos / HVI)

TOOLING:  ESTIMATED 6-10 WEEKS  (limiting  factors of shop load and complexity, quotes to be approved by Kronos / HVI, invoices to be paid according to tooling schedule)

NOTES:

1.  Quote is good for 30 days.
2.  Contract Service Agreement signed prior to any start
3.  Payment schedule:
           SCOPE I:   50% of total Scope I with P.O.
                      Remainder Net Due on delivery of Scope I prototype

           SCOPE II:  50% down of total NRE
           40% remainder Net Due on Design Completion
           10% remainder on tool completion
4.  P.O. to be approved prior to start of program.
5.  All travel and expenses to be approved and provided by customer.

6. Customer to pay for all tooling and vendor NRE directly to tool vendor per their payment terms.
7.  Additional work to be paid at time plus material by customer.

8. This quote is based from scope decided upon between customer and CHINOOK at start of program. If scope changes CHINOOK has the right to requote for additional changes.

9. For terms and conditions please reference the attached sheets titled, "Contract Service Agreement."

Thank you for the opportunity to quote this job.
Greg Somers / Principal


































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3808 N. SULLIVAN RD BLDG 10         SPOKANE, WA 99216               509.921.1443